                                                                    EXHIBIT 99.1

================================================================================


                                                     Monthly Operating Report

    ------------------------------------------------
     CASE NAME:     Physicians Resource Group, Inc.       ACCRUAL Basis

     CASE NUMBER:   0030748-RCM

     JUDGE:         Robert C. McGuire
    ------------------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                          MONTH ENDING: June 30, 2000



    I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND
     COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF
                         WHICH PREPARER HAS KNOWLEDGE.



     RESPONSIBLE PARTY:


                 /s/ Karen G. Nicolaou                                                  Controller-Secretary
    _____________________________________________________________      ----------------------------------------------------------
            ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                           TITLE


                         Karen G. Nicolaou                                                   20-Jul-00
    -------------------------------------------------------------      ----------------------------------------------------------
                PRINTED NAME OF RESPONSIBLE PARTY                                               DATE


     PREPARER:


                 /s/ Juliet C. Markovich                                             Corporate Accounting Manager
    _____________________________________________________________      ----------------------------------------------------------
                 ORIGINAL SIGNATURE OF PREPARER                                               TITLE


                       Juliet C. Markovich                                                   20-Jul-00
    -------------------------------------------------------------      ----------------------------------------------------------
                PRINTED NAME OF RESPONSIBLE PARTY                                              DATE


===============================================================================

====================================================================================================================================

                                                Monthly Operating Report

 --------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                     ACCRUAL BASIS-1
  CASE NUMBER: 00-30748-RCM
 --------------------------------------------

 --------------------------------------------
              COMPARATIVE BALANCE SHEET
                UNAUDITED                        ******** AMOUNTS ARE UNAUDITED *******
 -------------------------------------------------------------------------------------------------------------------------------
                                              SCHEDULE         JANUARY       FEBRUARY          MARCH               APRIL
   ASSETS                                     AMOUNT (1)*
--------------------------------------------------------------------------------------------------------------------------------
   1   UNRESTRICTED CASH                      46,847,552            -        48,483,735       48,254,575          47,772,167
--------------------------------------------------------------------------------------------------------------------------------
   2   RESTRICTED CASH - PAYROLL TAX REFUND      899,566            -           905,566          832,117             840,060
--------------------------------------------------------------------------------------------------------------------------------
       RESTRICTED CASH - EYE CORP
--------------------------------------------------------------------------------------------------------------------------------
       RESTRICTED CASH - PRG GEORGIA
--------------------------------------------------------------------------------------------------------------------------------
       RESTRICTED CASH - AOI
--------------------------------------------------------------------------------------------------------------------------------
       RESTRICTED CASH - ESCROW STOCK REFUNDS
--------------------------------------------------------------------------------------------------------------------------------
   3   TOTAL CASH                             47,747,118            -        49,389,301      49,086,692           48,612,227
--------------------------------------------------------------------------------------------------------------------------------
   4   ACCOUNTS RECEIVABLE (NET)               2,963,426            -            10,561           6,991                    -
--------------------------------------------------------------------------------------------------------------------------------
   5   INVENTORY                                       -            -                 -               -
--------------------------------------------------------------------------------------------------------------------------------
   6   NOTES REC (SEE SCHEDULE)                  529,848            -           529,878         519,948              519,133
--------------------------------------------------------------------------------------------------------------------------------
   7   PREPAID EXPENSES                        2,643,776            -         2,394,106       2,227,692            2,052,927
--------------------------------------------------------------------------------------------------------------------------------
   8   OTHER (ATTACH LIST)                             -            -           459,533         520,581              528,186
--------------------------------------------------------------------------------------------------------------------------------
   9   TOTAL CURRENT ASSETS                   53,884,168            -        52,783,378      52,361,903           51,712,473
--------------------------------------------------------------------------------------------------------------------------------
  10   PROPERTY, PLANT & EQUIPMENT               201,837            -         4,525,708       4,485,554            4,485,554
--------------------------------------------------------------------------------------------------------------------------------
  11   LESS: ACCUM DEPRECATION                         -            -        (3,281,910)     (3,322,094)          (3,379,131)
--------------------------------------------------------------------------------------------------------------------------------
  12   NET PROPERTY, PLANT & EQUIP               201,837            -         1,243,798       1,163,461            1,106,423
--------------------------------------------------------------------------------------------------------------------------------
  13   DUE FROM INSIDERS                               -            -                 -               -                    -
--------------------------------------------------------------------------------------------------------------------------------
  14   OTHER ASSETS NET (ATTACH LIST)         80,910,621            -        76,928,562      76,936,716           76,936,716
--------------------------------------------------------------------------------------------------------------------------------
  15   OTHER (ATTACH LIST)                        40,390            -            40,390          20,072               20,072
--------------------------------------------------------------------------------------------------------------------------------
  16   TOTAL ASSETS                          135,037,016            -       130,996,128     130,482,152          129,775,684
--------------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
--------------------------------------------            ========================================================================
  17   ACCOUNTS PAYABLE                                             -             3,487          57,986              348,108
--------------------------------------------            ------------------------------------------------------------------------
  18   TAXES PAYABLE                                                -                 -               -
--------------------------------------------            ------------------------------------------------------------------------
  19   NOTES PAYABLE                                                -                 -               -
--------------------------------------------            ------------------------------------------------------------------------
  20   PROFESSIONAL FEES                                            -           435,600         815,800            1,044,868
--------------------------------------------            ------------------------------------------------------------------------
  21   SECURED DEBT                                                 -                 -               -
--------------------------------------------            ------------------------------------------------------------------------
  22   OTHER (ATTACH LIST)                                          -           131,847         124,705              201,261
--------------------------------------------            ------------------------------------------------------------------------
  23   TOTAL POSTPETITION LIABILITIES                               -           570,934         998,491            1,594,237
================================================================================================================================
   PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
  24   SECURED DEBT                                    -            -                 -               -
--------------------------------------------------------------------------------------------------------------------------------
  25   PRIORITY DEBT                             569,603            -           569,603         569,603              566,693
--------------------------------------------------------------------------------------------------------------------------------
  26   UNSECURED DEBT                        135,307,165            -       140,982,547     141,098,226          140,927,149
--------------------------------------------------------------------------------------------------------------------------------
  27   OTHER (ATTACH LIST)                             -            -           442,726         442,726              444,697
--------------------------------------------------------------------------------------------------------------------------------
  28   TOTAL PREPETITION LIABILITIES         135,876,768            -       141,994,876     142,110,554          141,938,540
--------------------------------------------------------------------------------------------------------------------------------
  29   TOTAL LIABILITIES                     135,876,768            -       142,565,810     143,109,045          143,520,015
================================================================================================================================
   EQUITY
--------------------------------------------------------------------------------------------------------------------------------
  30   PREPETITION OWNERS EQUITY                (839,752)           -       (10,944,475)    (11,050,372)         (10,948,771)
--------------------------------------------------------------------------------------------------------------------------------
  31   POSTPETITION CUMULATIVE PROFIT OR
       (LOSS)                                                       -          (625,207)     (1,576,520)          (2,795,560)
--------------------------------------------            ------------------------------------------------------------------------
  32   DIRECT CHARGES TO EQUITY (ATTACH
       EXPLANATION)                                                 -                 -               -                  -
--------------------------------------------------------------------------------------------------------------------------------
  33   TOTAL EQUITY                             (839,752)           -       (11,569,682)    (12,626,893)         (13,744,331)
--------------------------------------------------------------------------------------------------------------------------------
  34   TOTAL LIABILITIES & OWNERS EQUITY     135,037,016            -       130,996,128     130,482,152          129,775,684
--------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------
              COMPARATIVE BALANCE SHEET
                UNAUDITED
 --------------------------------------------
                                                             May                 June
   ASSETS
-------------------------------------------------------------------------------------------
   1   UNRESTRICTED CASH                                   47,279,916          28,401,239
-------------------------------------------------------------------------------------------
   2   RESTRICTED CASH - PAYROLL TAX REFUND                   843,161             857,139
-------------------------------------------------------------------------------------------
       RESTRICTED CASH - EYE CORP                                               4,269,130
-------------------------------------------------------------------------------------------
       RESTRICTED CASH - PRG GEORGIA                                            3,562,598
-------------------------------------------------------------------------------------------
       RESTRICTED CASH - AOI                                                   15,977,588
-------------------------------------------------------------------------------------------
       RESTRICTED CASH - ESCROW STOCK REFUNDS                                      20,385
-------------------------------------------------------------------------------------------
   3   TOTAL CASH                                          48,123,077          53,088,078
-------------------------------------------------------------------------------------------
   4   ACCOUNTS RECEIVABLE (NET)                            5,481,023                   -
-------------------------------------------------------------------------------------------
   5   INVENTORY                                                    -                   -
-------------------------------------------------------------------------------------------
   6   NOTES REC (SEE SCHEDULE)                               516,375             491,503
-------------------------------------------------------------------------------------------
   7   PREPAID EXPENSES                                     1,892,640           1,842,429
-------------------------------------------------------------------------------------------
   8   OTHER (ATTACH LIST)                                    547,873             567,018
-------------------------------------------------------------------------------------------
   9   TOTAL CURRENT ASSETS                                56,560,988          55,989,028
-------------------------------------------------------------------------------------------
  10   PROPERTY, PLANT & EQUIPMENT                          4,240,275           4,259,439
-------------------------------------------------------------------------------------------
  11   LESS: ACCUM DEPRECATION                             (3,313,918)         (3,370,147)
-------------------------------------------------------------------------------------------
  12   NET PROPERTY, PLANT & EQUIP                            926,357             889,292
-------------------------------------------------------------------------------------------
  13   DUE FROM INSIDERS                                            -                   -
-------------------------------------------------------------------------------------------
  14   OTHER ASSETS NET (ATTACH LIST)                      76,936,716          76,587,643
-------------------------------------------------------------------------------------------
  15   OTHER (ATTACH LIST)                                     21,572              22,071
-------------------------------------------------------------------------------------------
  16   TOTAL ASSETS                                       134,445,633         133,488,034
===========================================================================================
   POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------
  17   ACCOUNTS PAYABLE                                       349,955             336,046
-------------------------------------------------------------------------------------------
  18   TAXES PAYABLE
-------------------------------------------------------------------------------------------
  19   NOTES PAYABLE
-------------------------------------------------------------------------------------------
  20   PROFESSIONAL FEES                                    1,194,868           1,152,003
-------------------------------------------------------------------------------------------
  21   SECURED DEBT
-------------------------------------------------------------------------------------------
  22   OTHER (ATTACH LIST)                                    131,644             157,792
-------------------------------------------------------------------------------------------
  23   TOTAL POSTPETITION LIABILITIES                       1,676,468           1,645,841
===========================================================================================
   PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------
  24   SECURED DEBT
-------------------------------------------------------------------------------------------
  25   PRIORITY DEBT                                       566,693.00             566,693
-------------------------------------------------------------------------------------------
  26   UNSECURED DEBT                                  140,860,189.21         140,844,624
-------------------------------------------------------------------------------------------
  27   OTHER (ATTACH LIST)                                 444,697.48             444,697
-------------------------------------------------------------------------------------------
  28   TOTAL PREPETITION LIABILITIES                      141,871,580         141,856,014
-------------------------------------------------------------------------------------------
  29   TOTAL LIABILITIES                                  143,548,047         143,501,856
===========================================================================================
   EQUITY
-------------------------------------------------------------------------------------------
  30   PREPETITION OWNERS EQUITY                          (10,947,989)        (11,278,792)
-------------------------------------------------------------------------------------------
  31   POSTPETITION CUMULATIVE PROFIT OR
       (LOSS)                                               1,845,575           1,264,971
-------------------------------------------------------------------------------------------
  32   DIRECT CHARGES TO EQUITY (ATTACH
       EXPLANATION)                                                 -                   -
-------------------------------------------------------------------------------------------
  33   TOTAL EQUITY                                        (9,102,414)        (10,013,821)
-------------------------------------------------------------------------------------------
  34   TOTAL LIABILITIES & OWNERS EQUITY                  134,445,633         133,488,034
-------------------------------------------------------------------------------------------
====================================================================================================================================

     * The balances reported in the "Schedule Amount" column represent the "current market value of the debtors interest in property, without deducting any secrued claim or exemption."
        The balances in the monthly columns represent Physician Resources Group, Inc.'s historical cost basis in the asset, net of any allowance for the impariment of the asset.

   (1) Amounts included under the "Scheduled Amount" caption have been updated to reflect changes in reported amounts subsequent to filing the debtor's Statement of Financial Affairs.
        PRG has filed amendments to the original "Statement of Financial Affairs" and will continue to do so as and when appropriate.

                              PAGE: 1 OF 1 PAGES

-----------------------------------------------               DETAIL SCHEDULE
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                    ACCRUAL BASIS 1

                                                           MONTH: JUNE 2000
CASE NUMBER: 00-30748-RCM                                     -----------------
-----------------------------------------------

                                                                                    **** AMOUNTS ARE UNAUDITED ****

  ITEM                                                 SCHEDULE
   NO                  DESCRIPTION                      AMOUNT   JANUARY  FEBRUARY      MARCH       APRIL        MAY       JUNE
-----------------------------------------------------------------------------------------------  ----------   ---------  ---------
   6   NOTES RECEIVABLE
       ----------------------------------

             E. MOORE                                2,225,000            2,225,000   2,225,000   2,225,000   2,225,000   2,225,000
             HALEY                                      77,215               77,215      77,215      77,215      77,215      77,215
             WYLL                                       76,227               76,227      76,227      76,227      76,227      76,227
             WESTFIELD                                 250,000              250,000     247,186     241,525     235,798     230,005
             FRITCH  (Note 1)                          300,000              300,000     292,819     292,819     292,819     270,915
             SHAFRON                                    60,000               60,000      60,000      60,000      60,000      60,000
             WILEY                                     150,000              150,000     150,000     150,000     150,000     150,000
             DOCTORS VISION CENTER                     146,314              146,314     146,314     146,314     146,314     146,314
                                                   -----------         ------------  ----------  ----------  ----------  ----------

          TOTAL NOTES RECEIVABLE                     3,284,756            3,284,756   3,274,761   3,269,100   3,263,374   3,235,676
          ESTIMATED RESERVE AMOUNT                  (2,754,878)          (2,754,878) (2,754,813) (2,749,967) (2,746,998) (2,744,173)
                                                                       ------------  ----------  ----------  ----------  ----------
          ESTIMATED NET PRINCIPAL BALANCE              529,878              529,878     519,948     519,133     516,376     491,503
                                                                       ============  ==========  ==========  ==========  ==========

          Note 1: Payments for April & May 2000 were recorded in June 2000.

   7   PREPAID EXPENSES

          INSURANCE PREMIUMS                         1,118,669            1,042,041     983,619     905,708     874,310     838,433
          RESOURCES CONNECTION - RETAINER/FEES          92,574               30,046      29,006      29,006      29,006      29,006
          GEORGE, DONALDSON & FORD - RETAINER           35,000               35,000      35,000      35,000      35,000      35,000
          ANDREWS & KURTH - RETAINER                   283,863              283,863     283,863     283,863     283,863     283,863
          ARENT FOX KINTER PLOTKIN & KAHN - RETAINER    14,926               14,926      18,373      18,373      18,373      17,854
          HORNTHAL PILEY ELLIS & MALLAND - RETAINER      3,500                3,500       3,500       3,500       3,500         106
          JAMES E. BOREN - RETAINER                      8,709                8,709       8,709      18,709      18,709      18,709
          LEE & McINNISH - RETAINER                        709                  709         709         709         709         709
          MUNSCH HARDT KOPF & HARR - RETAINER           10,000               10,000      10,000      10,000      10,000       9,935
          NEAL & HARWELL - RETAINER                      3,611                3,611       3,611       3,611       3,611       3,611
          WOLIN, RIDLEY & MILLER - RETAINER                                  40,875      40,875           -           -      40,875
          FARRIS MATTHEWS BRANAN BOBANGO - RETAINER      7,218                7,218       7,218       7,073       7,073       7,058
          SMYSER, KAPLAN & VESELKA - RETAINER           50,000               50,000      50,000      49,888      49,888      49,888
          HOULIHAN & LOKEY - RETAINER                   35,000               35,000      35,000      35,000      35,000      35,000
          JACKSON & WALKER - RETAINER                  250,000              250,000     250,000     250,000     250,000     250,000
          JONES DAY REAVIS & POGUE - RETAINER           75,000               75,000      75,000      75,000           -           -
          MANN FRANKFORT - RETAINER                     80,000               80,000      80,000      68,400      68,400      68,400
          LAURA JAMES - RETAINER                        20,000               20,000      20,000      20,000      20,000      20,000
          DICKSON FLATO - RETAINER                      20,000               20,000      20,000      20,000      20,000      20,000
          GRUBB CONSULTING - RETAINER                    8,400                8,400       8,400       5,495       5,495       5,495
          CLOUGH & DOUGHERTY, PLLC - RETAINER           12,500               12,500      12,500      12,500      12,500      12,500
          QUANTUM INTERESTS/DAVID HORN - RETAINER       80,000               40,000           -           -           -           -
          TONY ROVINSKY - RETAINER                       8,000                5,034       2,674       2,674           -           -
          DAVID SEGERS - RETAINER                        6,600                6,600       6,600       6,600       6,600       6,600
          AM SURG PREPAID MANAGEMENT FEES              228,453              174,289     120,124      80,082      40,041           -
          5005 RIVERWAY - PREPAID RENT                 143,677              134,085     122,911     111,738     100,564      89,390
          14800 LANDMARK - PREPAID RENT                 38,793                                -           -           -           -
          BAKERSFIELD CBO - PREPAID RENT                 3,174                                -           -           -           -
          ORLANDO CBO - PREPAID RENT                     5,400                2,700           -           -           -           -
                                                   -----------         ------------  ----------  ----------  ----------  ----------

        TOTAL PREPAID EXPENSES                       2,643,776            2,394,106   2,227,692   2,052,927   1,892,640   1,842,429
                                                   ===========         ============  ==========  ==========  ==========  ==========

   8   OTHER CURRENT ASSETS
       ----------------------------------

          ACCRUED INTEREST ON NOTES RECEIVABLE               -              459,532     520,581     528,186     547,873     567,018
                                                   -----------         ------------  ----------  ----------  ----------  ----------
         TOTAL OTHER CURRENT ASSETS                          -              459,532     520,581     528,186     547,873     567,018
                                                   ===========         ============  ==========  ==========  ==========  ==========

                              PAGE: 1 OF 2 PAGES

-----------------------------------------------               DETAIL SCHEDULE
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                    ACCRUAL BASIS 1

                                                           MONTH: JUNE 2000
CASE NUMBER: 00-30748-RCM                                     -----------------
-----------------------------------------------

                                                                                    **** AMOUNTS ARE UNAUDITED ****

  ITEM                                                 SCHEDULE
   NO                  DESCRIPTION                      AMOUNT   JANUARY  FEBRUARY      MARCH       APRIL        MAY       JUNE
-----------------------------------------------------------------------------------------------  ----------   ---------  ---------
   14  OTHER ASSETS NET OF AMORTIZATION
       -------------------------------------------

            INVESTMENTS IN SUBSIDIARIES             80,910,621           76,928,562  76,936,716  76,936,716  76,936,716  76,587,643
                                                   -----------         ------------  ----------  ----------  ----------  ----------

          TOTAL OTHER ASSETS NET OF AMORTIZATION    80,910,621           76,928,562  76,936,716  76,936,716  76,936,716  76,587,643
                                                   ===========         ============  ==========  ==========  ==========  ==========

          PRG HOLDS EQUITY INTERESTS IN APPROXIMATELY SEVENTY-FIVE MANAGEMENT SERVICE ORGANIZATIONS AND AMBULATORY SURGICAL
          CENTERS. FOR AMOUNTS INCLUDED IN THE "SCHEDULE" COLUMN, PRG HAS ESTIMATED THE CURRENT MARKET VALUE TO BE
          APPROXIMATELY $80,000,000 FOR THESE INTERESTS DISCOUNTED APPROPRIATELY FOR THE UNCERTAINTITIES ASSOCIATED WITH REALIZING
          SUCH VALUE, AND EXCLUDING THE VALUE OF POTENTIAL CLAIMS WHICH MAY BE ASSERTED AGAINST THE PRACTICES BY PRG.
          MONTHLY BALANCES REPRESENT HISTORICAL COST BASIS, LESS ANY RESERVE FOR IMPAIRMENT OF THE ASSET.

   15  OTHER NON-CURRENT ASSETS
       -------------------------------------------

          DEPOSIT - CMD REALTY INVESTMENT DALLAS        38,790               38,790      20,072      20,072      20,072      20,072
          DEPOSIT-SKYTEL COMMUNICATIONS                                                                                         499
          DEPOSIT-FEDERAL EXPRESS                                                 -           -           -       1,500       1,500
          DEPOSIT - CATALINA BARBER CORP BAKERSFIELD     1,600                1,600           -           -           -

                                                   -----------         ------------  ----------  ----------  ----------  ----------
         TOTAL OTHER NON-CURRENT ASSETS                 40,390               40,390      20,072      20,072      21,572      22,071
                                                   ===========         ============  ==========  ==========  ==========  ==========

   20  POST-PETITION LIABILITIES PROFESSIONAL FEES
       -------------------------------------------

         ACCRUAL FOR ANDREWS & KURTH                                                                            994,868     829,003
         ACCRUAL FOR BELL NUNNALLY                                                                                           23,000
         ACCRUAL FOR HUGHES & LUCE                                                                                          150,000
         ACCRUAL FOR JACKSON WALKER                                                                             200,000     150,000

                                                                                                              1,194,868   1,152,003
                                                                                                             ==========  ==========
   22  OTHER POST-PETITION LIABILITIES
       -------------------------------------------

         ACCRUALS FOR ORDINARY COURSE PROFESSIONALS                         130,597     122,205     199,594      97,750     152,791
         ACCRUALS FOR TRAVEL/COMMUNICATIONS                                       -           -           -      30,560           -
         ACCRUAL FOR US TRUSTEE FEE                                           1,250       2,500       1,667       3,334       5,001
                                                                       ------------  ----------  ----------  ----------  ----------

                                                                            131,847     124,705     201,261     131,644     157,792
                                                                       ============  ==========  ==========  ==========  ==========

   27  OTHER PRE-PETITION LIABILITIES
       -------------------------------------------

         EMPLOYMENT TAX & W/H LIABILITY ESCROW    *          -              442,726 *   442,726     444,697     444,697     444,697
                                                   -----------         ------------  ----------  ----------  ----------  ----------

         TOTAL OTHER PRE PETITION LIABILITIES                -              442,726     442,726     444,697     444,697     444,697
                                                   ===========         ============  ==========  ==========  ==========  ==========

       * ACCRUED LIABILITY FOR ADJUSTMENTS WHICH MAY ARISE FORM ERNST & YOUNG'S REVIEW OF IRS TRANSCRIPTS OF EMPLOYMENT TAX ACTIVITY OF PHYSICIANS RESOURCE GROUP, INC. AND AFFILIATED ENTITIES. THIS AMOUNT IS INCLUDED IN THE RESTRICTED CASH BALANCE.

                              PAGE: 2 OF 2 PAGES

-----------------------------------------------       Monthly Operating Report
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                              ACCRUAL BASIS-2

CASE NUMBER: 00-30748-RCM
-----------------------------------------------

-------------------------------------------
    INCOME STATEMENT                                                                **** AMOUNTS ARE UNAUDITED ****
                                           -------------------------------------------------------------------------------------
    UNAUDITED
----------------------------------------------------------------------------------------------------------------------------------
                                              JANUARY     FEBRUARY      MARCH       APRIL         MAY        JUNE        TOTAL
    REVENUES
----------------------------------------------------------------------------------------------------------------------------------
      1     GROSS REVENUES                          -            -            -             -           -          -           -
----------------------------------------------------------------------------------------------------------------------------------
      2     LESS: RETURNS & DISCOUNTS               -            -            -             -           -          -           -
----------------------------------------------------------------------------------------------------------------------------------
      3     NET REVENUE                             -            -            -             -           -          -           -
----------------------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------------
      4     MATERIAL                                -            -            -             -           -          -           -
----------------------------------------------------------------------------------------------------------------------------------
      5     DIRECT LABOR                            -            -            -             -           -          -           -
----------------------------------------------------------------------------------------------------------------------------------
      6     DIRECT OVERHEAD                         -            -            -             -           -          -           -
----------------------------------------------------------------------------------------------------------------------------------
      7     TOTAL COST OF GOODS SOLD                -            -            -             -           -          -           -
----------------------------------------------------------------------------------------------------------------------------------
      8     GROSS PROFIT                            -            -            -             -           -          -           -
----------------------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
      9     OFFICER/INSIDER COMPENSATION            -       63,750       63,750        63,750      63,750     63,750     318,750
----------------------------------------------------------------------------------------------------------------------------------
     10     SELLING & MARKETING                     -            -                                                             -
----------------------------------------------------------------------------------------------------------------------------------
     11     GENERAL & ADMINISTRATIVE                -      482,174      531,478       723,904     662,231    364,287   2,764,074
----------------------------------------------------------------------------------------------------------------------------------
     12     RENT & LEASE                            -       55,586       83,135        58,337      62,421     37,018     296,497
----------------------------------------------------------------------------------------------------------------------------------
     13     OTHER (ATTACH LIST)                     -       54,165       54,165        40,042      40,042     40,042     228,455
----------------------------------------------------------------------------------------------------------------------------------
     14     TOTAL OPERATING EXPENSES                -      655,674      732,529       886,033     828,444    505,097   3,607,777
----------------------------------------------------------------------------------------------------------------------------------
     15     INCOME(LOSS) BEFORE NON-
            OPERATING INCOME & EXPENSE              -     (655,674)    (732,529)     (886,033)   (828,444)  (505,097) (3,607,777)
----------------------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSE
----------------------------------------------------------------------------------------------------------------------------------
     16     NON-OPERATING INCOME                    -      547,292      296,243       251,012   5,943,767    288,029   7,326,341
----------------------------------------------------------------------------------------------------------------------------------
     17     NON-OPERATING EXPENSE                   -          108            -        (2,577)                     -      (2,469)
----------------------------------------------------------------------------------------------------------------------------------
     18     INTEREST EXPENSE                        -            -            -                                                -
----------------------------------------------------------------------------------------------------------------------------------
     19     DEPRECIATION/DEPLETION                  -       54,284       59,625        57,038      53,242     56,230     280,418
----------------------------------------------------------------------------------------------------------------------------------
     20     AMORTIZATION                            -                                                                          -
----------------------------------------------------------------------------------------------------------------------------------
     21     OTHER (ATTACH LIST)                     -                    33,953           (67)     51,806      7,280      92,972
----------------------------------------------------------------------------------------------------------------------------------
     22     NET OTHER INCOME & EXPENSES             -      492,900      202,666       196,618   5,838,719    224,519   6,955,422
----------------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
     23     PROFESSIONAL FEES                       -      461,183      420,200       526,239     366,692    298,359   2,072,669
----------------------------------------------------------------------------------------------------------------------------------
     24     U. S. TRUSTEE FEES                      -        1,250        1,250         4,167       1,667      1,667      10,001
----------------------------------------------------------------------------------------------------------------------------------
     25     OTHER (ATTACH LIST)                     -                                                                          -
----------------------------------------------------------------------------------------------------------------------------------
     26     TOTAL REORGANIZATION EXPENSES           -      462,433      421,450       530,406     368,359    300,026   2,082,674
----------------------------------------------------------------------------------------------------------------------------------
     27     INCOME TAX                              -                                                                          -
----------------------------------------------------------------------------------------------------------------------------------
     28     NET PROFIT (LOSS)                       -     (625,207)    (951,313)   (1,219,821)  4,641,916   (580,604)  1,264,971
----------------------------------------------------------------------------------------------------------------------------------

        (1) Expenses previously reported as professional fees were reclassed to consulting fees (G&A) line 11 in May 2000. Professional fees include only professionals listed in MOR-6 Professionals detail. Prior months have also been restated.

        (2) Taboada settlement completed May 2, 2000. Funds were deposited into Andrews & Kurth's account and transferred to PRG in June 2000.

                              PAGE: 1 OF 1 PAGES

-----------------------------------------------               DETAIL SCHEDULE
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                    ACCRUAL BASIS 2

                                                           MONTH: JUNE 2000
CASE NUMBER: 00-30748-RCM                                         -----------
-----------------------------------------------

                                                           **** AMOUNTS ARE UNAUDITED ****

  ITEM
   NO                  DESCRIPTION                      JANUARY     FEBRUARY      MARCH       APRIL        MAY        JUNE
-----------------------------------------------------------------------------------------   ----------   ---------  ----------
   11   GENERAL & ADMINISTRATIVE:
       -------------------------------------------

          SALARIES                                                    221,522     231,686      179,593     142,340     149,020
          CONSULTING FEES                                             159,746     101,958      335,318     307,648     127,981
          PAYROLL TAXES                                                22,068      42,398       14,772      13,277      11,578
          INSURANCE                                                    61,938      58,888       83,900     131,953      38,194
          TRAVEL                                                        2,096       8,108        5,832       9,189      15,894
          LODGING                                                         914       3,839        1,766       3,216       4,874
          CONTRACT LABOR                                                6,732       5,779        8,559       3,533       9,054
          OFFICE SUPPLIES & EXPENSE                                     5,144      10,220       11,872      13,795       9,604
          POSTAGE & DELIVERY                                                        1,519          816       1,991         869
          TELEPHONE                                                       935      23,527       76,988      32,709      (8,447)  ##
          MAINTENANCE & REPAIR                                            456      42,651        2,279       1,657       5,538
          DATA PROCESSING                                                 623         906        2,208         922         128
                                                                    ---------  ----------   ----------   ---------  ----------
         TOTAL GENERAL & ADMINISTRATIVE                               482,174     531,479      723,903     662,230     364,287
                                                                    =========  ==========   ==========   =========  ==========

      (1) Reversal of previous accrual in excess of expenses for cable, wireless, & MCI

   13    OTHER OPERATING EXPENSES
       -------------------------------------------

         ASC MANAGEMENT FEES                                           54,165      54,165       40,042      40,042      40,042
                                                                    ---------  ----------   ----------   ---------  ----------

        TOTAL OTHER OPERATING EXPENSES                                 54,165      54,165       40,042      40,042      40,042
                                                                    =========  ==========   ==========   =========  ==========

   16    NON-OPERATING INCOME
       -------------------------------------------

            TABOADA SETTLEMENT                                                                           5,759,551           -
            GAIN (LOSS) ON SALE OF ASSETS                                   -     (22,077)       1,375    (114,547)          -
            TAX REFUND                                                  6,664           -            -           -           -
            INTEREST INCOME                                           190,627     315,080      245,515     298,748     261,322
            LEGAL EXPENSE REIMBURSEMENT                               350,000           -            -           -           -
            941 TAX REFUNDS (1996)                                                                                       9,873
            MISCELLANEOUS                                                   -       3,240        4,123          15      16,834
                                                                    ---------  ----------   ----------   ---------  ----------

        TOTAL OTHER INCOME & EXPENSE                                  547,291     296,243      251,012   5,943,767     288,029
                                                                    =========  ==========   ==========   =========  ==========

   21    NON-OPERATING EXPENSES
       -------------------------------------------

         PENALTIES & LATE FEES                                              -      20,096          (67)         25           0
         FRANCHISE TAXES                                                    -           -            -      66,650           -
         ANNUAL REPORTS                                                     -           -            -           -       7,280
         PROPERTY TAXES                                                     -      13,857            -     (14,870)          -
                                                                    ---------  ----------   ----------   ---------  ----------

        TOTAL OTHER NON OPERATING EXPENSES                                  -      33,953          (67)     51,805       7,280
                                                                    =========  ==========   ==========   =========  ==========

                              PAGE: 1 OF 1 PAGES

====================================================================================================================
                                                               Monthly Operating Report
    --------------------------------------------
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                    ACCRUAL BASIS-3
     CASE NUMBER: 00-30748-RCM
    --------------------------------------------

                                                   ****** AMOUNTS ARE UNAUDITED ******
                                    ----------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND                  JANUARY      FEBRUARY      MARCH        APRIL        MAY          JUNE         QUARTER
    DISBURSEMENTS - UN AUDITED                                                                                         TOTAL
    ------------------------------------------------------------------------------------------------------------------------------
      1   BEGINNING BALANCE              47,747,118   47,747,118    49,389,301   49,086,692   48,612,065   48,123,077   47,747,118
    ------------------------------------------------------------------------------------------------------------------------------
    RECEIPTS FROM OPERATIONS
    ------------------------------------------------------------------------------------------------------------------------------
      2   CASH SALES                              -                                                                              -
    ------------------------------------------------------------------------------------------------------------------------------
    COLLECTION OF ACCOUNTS RECEIVABLE
    ------------------------------------------------------------------------------------------------------------------------------
      3   PREPETITION                             -                                                                              -
    ------------------------------------------------------------------------------------------------------------------------------
      4   POSTPETITION                            -                                                                              -
    ------------------------------------------------------------------------------------------------------------------------------
      5   TOTAL OPERATING RECEIPTS                -            -             -                                                   -
    ------------------------------------------------------------------------------------------------------------------------------
    NON-OPERATING RECEIPTS
    ------------------------------------------------------------------------------------------------------------------------------
      6  LOANS & ADVANCES (ATTACH LIST)           -                                                                              -
    ------------------------------------------------------------------------------------------------------------------------------
      7  SALE OF ASSETS                           -                                                                              -
    ------------------------------------------------------------------------------------------------------------------------------
      8  OTHER (ATTACH LIST)                      -    2,100,148       317,020      256,327      375,929    5,828,607    8,878,031
    ------------------------------------------------------------------------------------------------------------------------------
      9  TOTAL NON-OPERATING RECEIPTS             -    2,100,148       317,020      256,327      375,929    5,828,607    8,878,031
    ==============================================================================================================================
     10  TOTAL RECEIPTS                           -    2,100,148       317,020      256,327      375,929    5,828,607    8,878,031
    ==============================================================================================================================
     11  TOTAL CASH AVAILABLE            47,747,118   49,847,266    49,706,321   49,343,019   48,987,994   53,951,684   56,625,149
    ------------------------------------------------------------------------------------------------------------------------------
    OPERATING DISBURSEMENTS
    ------------------------------------------------------------------------------------------------------------------------------
     12  NET PAYROLL                              -      212,195       156,307      172,989      142,770      143,995      828,257
    ------------------------------------------------------------------------------------------------------------------------------
     13  PAYROLL TAXES PAID                       -      214,427        76,264       87,977       71,297       76,379      526,343
    ------------------------------------------------------------------------------------------------------------------------------
     14  SALES, USE & OTHER TAXES PAID            -            -        73,448       53,141       87,626          330      214,545
    ------------------------------------------------------------------------------------------------------------------------------
     15  SECURED/ RENTAL/ LEASES (NOTE 1)         -            -             -            -            -            -            -
    ------------------------------------------------------------------------------------------------------------------------------
     16  UTILITIES                                -          923        24,575       30,030       42,742       26,622      124,892
    ------------------------------------------------------------------------------------------------------------------------------
     17  INSURANCE                                -        1,927        17,581       16,222       81,202       56,192      173,123
    ------------------------------------------------------------------------------------------------------------------------------
     18  INVENTORY PURCHASES                      -            -             -            -            -            -            -
    ------------------------------------------------------------------------------------------------------------------------------
     19  VEHICLE EXPENSE                          -            -             -            -            -            -            -
    ------------------------------------------------------------------------------------------------------------------------------
     20  TRAVEL                                   -        3,377         9,233        8,057        6,759       27,293       54,719
    ------------------------------------------------------------------------------------------------------------------------------
     21  ENTERTAINMENT - ONSITE MEALS             -          764           340            -        1,167        1,112        3,383
    ------------------------------------------------------------------------------------------------------------------------------
     22  REPAIRS & MAINTENANCE                    -          456         5,479        2,604        9,071       25,012       42,621
    ------------------------------------------------------------------------------------------------------------------------------
     23  SUPPLIES                                 -        6,066         8,801       11,451       14,289        9,003       49,610
    ------------------------------------------------------------------------------------------------------------------------------
     24  ADVERTISING                              -            -             -            -            -            -           -
    ------------------------------------------------------------------------------------------------------------------------------
     25  OTHER (ATTACH LIST)                      -       17,829       238,431      136,581      279,825      250,971      923,638
    ------------------------------------------------------------------------------------------------------------------------------
     26  TOTAL OPERATING DISBURSEMENTS            -      457,965       610,459      519,051      736,749      616,908    2,941,131
    ------------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION FEES
    ------------------------------------------------------------------------------------------------------------------------------
     27  PROFESSIONAL FEES                        -            -             -      206,903      128,168      246,697      581,769
    ------------------------------------------------------------------------------------------------------------------------------
     28  U. S. TRUSTEE FEES                       -            -             -        5,000            -            -        5,000
    ------------------------------------------------------------------------------------------------------------------------------
     29  OTHER (ATTACH LIST)                      -            -         9,171            -            -            -        9,171
    ------------------------------------------------------------------------------------------------------------------------------
     30  TOTAL REORGANIZATION EXPENSES            -            -         9,171      211,903      128,168      246,697      595,940
    ------------------------------------------------------------------------------------------------------------------------------
     31  TOTAL DISBURSEMENTS                      -      457,966       619,629      730,954      864,917      863,605    3,537,071
    ------------------------------------------------------------------------------------------------------------------------------
     32  NET CASH FLOW                            -    1,642,183      (302,609)    (474,627)    (488,988)   4,965,001    5,340,960
    ------------------------------------------------------------------------------------------------------------------------------
     33  CASH - END OF MONTH             47,747,118   49,389,301    49,086,692   48,612,065   48,123,077   53,088,078   53,088,078
    ------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

     NOTE 1: Amounts previously reported on this line have been reclassified to Other and included as Office and Storage Unit Rental on the detailed schedule. There are no capital leases or secured lease obligations.

                              PAGE: 1 OF 1 PAGES

                                                            DETAIL SCHEDULES
--------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                       ACCRUAL BASIS 3

CASE NUMBER: 0030-748-RCM                                     MONTH:  JUNE 2000
                                                                    ------------
--------------------------------------------

  ITEM                                                                        *** AMOUNTS ARE UNAUDITED ***

   NO                  DESCRIPTION                        JANUARY    FEBRUARY    MARCH           APRIL          MAY         JUNE
------------------------------------------------------------------------------------------   ------------  -----------  -----------
       NON OPERATING RECEIPTS
       --------------------------------------------

   7      SALE OF ASSETS:
              EXCESS FURNITURE FROM THE DALLAS OFFICE                        -           -              -       20,000            -
                                                                     ---------   ----------  ------------  -----------  -----------
                 SUB-TOTAL SALES OF ASSETS                                   -            -             -       20,000            -
                                                                     =========   ==========  ============  ===========  ===========

   8      OTHER:

              COLLECTION ON RECEIVABLE                               1,682,317       47,462        10,516        8,544    5,508,721
              INTEREST INCOME                                                -      204,985       235,025      276,244      242,160
              D & O INSURANCE CLAIM REFUND                             350,000            -             -            -            -
              TAX REFUNDS                                               35,460            -             -            -       10,799
              COBRA PAYMENTS RECEIVED                                   13,346       17,667         6,171        4,990       17,973
              REPAYMENT WORKING CAPITAL ADVANCE                         12,000            -             -            -            -
              SALE OF FURNITURE & FIXTURES (REMOTE OFCS)                 6,654        3,275           500            -            -
              RETURNED CHECKS (see Note 1)                                   -       41,521             -            -       20,385
              CLOSE BANK ACCOUNTS                                                                                            13,434
              REFUND OF LEGAL RETAINER                                       -            -             -       66,051        4,011
              REIMBURSEMENT OF ADMIN EXPENSES                              371        2,111         4,115          100       11,125
                                                                     ---------   ----------  ------------  -----------  -----------
                                                                     2,100,148      317,020       256,327      355,929    5,828,607
                                                                     =========   ==========  ============  ===========  ===========
       TOTAL NON OPERATING RECEIPTS                                  2,100,148      317,020       256,327      375,929    5,828,607
                                                                     ---------   ----------  ------------  -----------  -----------

Note 1 Returned checks are from former PRG employees (forwarding address unknown) for employee stock plan purchases. Funds were deposited into escrow account June 27, 2000.

   25     OTHER OPERATING DISBURSEMENTS
          --------------------------------------------

              INVESTOR RELATIONS                                             -        3,500         4,130          379            -
              CONTRACT LABOR - OTHER                                     6,732       10,992        19,899        6,505        5,100
              PENALTIES & LATE FEES                                        108           65         1,038        4,285        7,384
              CONSULTING FEES                                            8,616      129,425        83,675      216,417      165,736
              OFFICE & STORAGE UNIT RENTAL                                 350       93,108        25,610       51,319       55,558
              DATA PROCESSING SERVICES                                     623          906         1,707          624          928
              TRAINING                                                       -            -           522          297          450
              TAX SOFTWARE/SOFTWARE MAINTENACE                               -            -             -            -       15,815
              TAX LIABILITY - CURRENT PORTION                            1,400          435             -            -            -
                                                                     ---------   ----------  ------------  -----------  -----------
              TOTAL OTHER OPERATING DISBURSEMENTS                       17,829      238,431       136,581      279,825      250,971
                                                                     =========   ==========  ============  ===========  ===========

   29     OTHER REORGANIZATION FEES
          --------------------------------------------

              ADVERTISING OF BANKRUPTCY IN WSJ & OTHER PUBS                  -        5,669             -            -            -
              INVESTOR RELATIONS                                             -        3,500             -            -            -
                                                                     ---------   ----------  ------------  -----------  -----------
                                                                             -        9,169             -            -            -
                                                                     =========   ==========  ============  ===========  ===========

                              PAGE: 1 OF 1 PAGES

====================================================================================================================================

                                                                                                   Monthly Operating Report
   ------------------------------------------------
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                                                    ACCRUAL BASIS-4

     CASE NUMBER: 00-30748-RCM
   ------------------------------------------------

                                             ********** ALL AMOUNTS ARE UNAUDITED **********
   -----------------------------------------------------------------------------------------------------------------------------
                                          SCHEDULE     JANUARY     FEBRUARY     MARCH       APRIL        MAY        JUNE
     ACCOUNTS RECEIVABLE AGING             AMOUNT
   -----------------------------------------------------------------------------------------------------------------------------
     1    0 - 60                                   -             -           -            -           -           -          -
   -----------------------------------------------------------------------------------------------------------------------------
     2   31 - 60                                   -             -           -            -           -           -          -
   -----------------------------------------------------------------------------------------------------------------------------
     3   61 - 90                                   -             -           -            -           -           -          -
   -----------------------------------------------------------------------------------------------------------------------------
     4   91 +                                     -             -           -            -           -           -          -
   =============================================================================================================================
     5   TOTAL ACCOUNTS RECEIVABLE                -             -           -            -           -           -          -
   -----------------------------------------------------------------------------------------------------------------------------
     6   AMOUNT CONSIDERED UNCORRECTABLE          -             -           -            -           -           -          -
   =============================================================================================================================
     7   ACCOUNTS RECEIVABLE (NET)                -             -           -            -           -           -          -
   =============================================================================================================================

   ----------------------------------
     AGING OF POSTPETITION TAXES                           MONTH:             JUNE 2000
                                                                 ----------------------------------
     AND PAYABLES
   ==================================--------------------------------------------------------------
     TAXES PAYABLE                         0-30 DAYS    31-60 DAYS    61-90 DAYS     TOTAL
   ==================================--------------------------------------------------------------
     1     FEDERAL                                  -                                         -
   ------------------------------------------------------------------------------------------------
     2     STATE                                    -                                         -
   ------------------------------------------------------------------------------------------------
     3     LOCAL                                    -                                         -
   ------------------------------------------------------------------------------------------------
     4     OTHER (ATTACH LIST)                                                                -
   ================================================================================================
     5     TOTAL TAXES PAYABLE                                    -             -             -
   ================================================================================================

   ==================================--------------------------------------------------------------
     6     ACCOUNTS PAYABLE                   157,976        28,622 (1)   149,449 (2)   336,046
   ================================================================================================

       (1) In accordance with court order, unpaid liabilities to professionals (Jackson Walker liability of $12,470, and Hughes & Luce liability of $16,152) until approved for payment by court.

       (2) Unpaid liabilities to professionals (Andrews & Kurth liability of $92,426; Jackson Walker liability of $28,350; Bell Nunnally liability of $4,688; Hughes Luce liability of $7,289) until approved for payment by court. Disputed invoice with MCI $16,695.

   ----------------------------------
     STATUS OF POSTPETITION TAXES                          MONTH:             JUNE 2000
                                                                 ----------------------------------
   ------------------------------------------------------------------------------------------------

                                        BEGINNING TAX  AMOUNT WITHHELD    AMOUNT PAID    ENDING TAX
     FEDERAL (ADP REPORTS ATTACHED)      LIABILITY*                                      LIABILITY
   ------------------------------------------------------------------------------------------------
     1     WITHHOLDING **                           -           51,529         51,529             -
   ------------------------------------------------------------------------------------------------
     2     FICA-EMPLOYEE **                         -           11,498         11,498             -
   ------------------------------------------------------------------------------------------------
     3     FICA-EMPLOYER **                         -           11,498         11,498             -
   ------------------------------------------------------------------------------------------------
     4     UNEMPLOYMENT                             -                -              -             -
   ------------------------------------------------------------------------------------------------
     5     INCOME                                   -                -              -             -
   ------------------------------------------------------------------------------------------------
     6     OTHER(ATTACH LIST)                       -                -              -             -
   ================================================================================================
     7     TOTAL FEDERAL TAXES                      -           74,524         74,524             -
   ================================================================================================
     STATE AND  LOCAL
   ------------------------------------------------------------------------------------------------
     8     WITHHOLDING                              -            1,774          1,774             -
   ------------------------------------------------------------------------------------------------
     9     SALES                                    -                -              -             -
   ------------------------------------------------------------------------------------------------
    10     EXCISE                                   -                -              -             -
   ------------------------------------------------------------------------------------------------
    11     UNEMPLOYMENT (Note 1)                    -               80             80             -
   ------------------------------------------------------------------------------------------------
    12     REAL PROPERTY                            -                -              -             -
   ------------------------------------------------------------------------------------------------
    13     PERSONAL PROPERTY                        -                -              -             -
   ------------------------------------------------------------------------------------------------
    14     OTHER (ATTACH LIST)                      -                -              -             -
   ================================================================================================
    15     TOTAL STATE & LOCAL                      -            1,855          1,855             -
   ================================================================================================
    16     TOTAL TAXES                              -           76,379         76,379             -
   ================================================================================================

        * Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

       ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

====================================================================================================================================

                              PAGE: 1 OF 1 PAGES

===========================================================================================================================
                                                                                               Monthly Operating Report
   --------------------------------------------------
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
   --------------------------------------------------
                                                                                               ACCRUAL BASIS-5
   --------------------------------------------------
     CASE NUMBER: 00-30748-RCM
   --------------------------------------------------

     The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
     Attach additional sheets if necessary.

                          ********** ALL AMOUNTS ARE UNAUDITED **********

    ----------------------------------
            BANK RECONCILIATIONS                                  MONTH:                    JUNE 2000
                                                                        ----------------------------------------
    ---------------------------------------------------------------------------------------------------------------------------
     A.       BANK                         SWBOT       SWBOT *     SWBOT *    SWBOT *     SWBOT *    COMERICA    *
    ---------------------------------------------------------------------------------------------------------------------------
     B.       ACCOUNT NUMBER               326003      300993      30100      301019      290084     1880647522        TOTAL
    --------------------------------------------------------------------------------------------------------------
                                                                   PRG
                                                       Eye Corp    Georgia    AOI         Stock Plan  TAX ESCROW
     C.       PURPOSE (TYPE)           OPERATING (1)   Proceeds    Proceeds   Proceeds    Escrow (3)
    ---------------------------------------------------------------------------------------------------------------------------
       1      BALANCE PER BANK
              STATEMENT                 3,321,700      49,327      50,828     52,212      20,385      857,139        4,351,590
    ---------------------------------------------------------------------------------------------------------------------------
       2      ADD: TOTAL DEPOSITS NOT
              CREDITED
    ---------------------------------------------------------------------------------------------------------------------------
       3      SUBTRACT: OUTSTANDING
              CHECKS                       85,202                                                                       85,202
    ---------------------------------------------------------------------------------------------------------------------------
       4  (2) OTHER RECONCILING ITEMS         120                                                                          120
    ---------------------------------------------------------------------------------------------------------------------------

       5      MONTH END BALANCE PER
              BOOKS                     3,236,618      49,327      50,828     52,212      20,385      857,139        4,266,509
    ---------------------------------------------------------------------------------------------------------------------------
       6      NUMBER OF LAST CHECK
              WRITTEN                       1,818                                                      N/A
    ---------------------------------------------------------------------------------------------------------------------------
          *   Escrow for potential tax payments resulting from the Ernst & Young review of IRS transcripts for

              Physicians Resource Group, Inc. and affiliated companies.

          (1) This is a zero balance account. Cash balances at the end of the day are swept into overnight interest bearing investments.

          (2) Account Analysis Fee to be refunded in July 2000

          (3) Escrow account for checks returned for former employees for stock plan purchases due to employees. Forwarding addresses are currently unknown, so funds were deposited June 27, 2000 into an escrow account.
      --------------------------------
            INVESTMENT ACCOUNTS                           MONTH:                       JUNE 2000
                                                                ----------------------------------------
    ---------------------------------------------------------------------------------------------------------------------------
     BANK ACCOUNT NAME AND NUMBER        DATE OF PURCHASE       TYPE OF INSTRUMENT          PURCHASE PRICE      CURRENT VALUE
    ---------------------------------------------------------------------------------------------------------------------------
      7a  Southwest Bank of Texas          18-May-00              US Treasury Bill            21,844,285           22,008,688
    ---------------------------------------------------------------------------------------------------------------------------
      7b  Southwest Bank of Texas          30-Jun-00              US Treasury Bill             2,999,564            2,998,271
    ---------------------------------------------------------------------------------------------------------------------------
          Southwest Bank of Texas -
      8a  Investments for Eye Corp*        29-Jun-00                 US FNMA                   4,219,373            4,219,803
    ---------------------------------------------------------------------------------------------------------------------------
          Southwest Bank of Texas _
      8b  Investments for PRG Georgia*     29-Jun-00                 US FNMA                   3,511,411            3,511,770
    ----------------------------------------------------------------------------------------------------------------------------
           Southwest Bank of Texas -
      8c   Investments for AOI*            29-Jun-00                 US FNMA                  15,923,750           15,925,375
    ----------------------------------------------------------------------------------------------------------------------------
      9    Southwest Bank of Texas         21-Jan-00             Certificate of Deposit          154,000              157,662
    ----------------------------------------------------------------------------------------------------------------------------
      10   TOTAL INVESTMENTS                                                                  48,652,383           48,821,569
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------
                  CASH
    ----------------------------------------------------------------------------------------------------------------------------
      11   CURRENCY ON HAND                                                                                                 -
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
      12   TOTAL CASH - END OF MONTH                                                                               53,088,078
    ----------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

NOTE: Physician's Resource Group, Inc. established escrow accounts for the following subsidiaries : EyeCorp, PRG Georgia, and AOI on June 29, 2000. Balances in the accounts represent the net proceeds received as a result of the sale of assets by these subsidiaries during 1999 and 2000. Amounts transferred to the escrow accounts have not be reduced by allocated corporate overhead.

                              PAGE: 1 OF 1 PAGES

================================================================================

                                                        Monthly Operating Report
  -------------------------------------------------
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

     CASE NUMBER: 00-30748-RCM                              ACCRUAL BASIS-6
  --------------------------------------------------

                                                       MONTH:        JUNE 2000
                                                             -------------------

                                ********** ALL AMOUNTS ARE UNAUDITED **********
  --------------------------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
  --------------------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e. g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.


  -------------------------------------------------------------------------------------------
                                          INSIDERS
  -------------------------------------------------------------------------------------------
              NAME           TYPE OF PAYMENT           AMOUNT PAID             TOTAL PAID
                                                                                 TO DATE
  -------------------------------------------------------------------------------------------
     1   LANE EDENBURN            SALARY                 14,583                  72,917
  -------------------------------------------------------------------------------------------
     2   KAREN NICOLAOU           SALARY                 11,667                  58,334
  -------------------------------------------------------------------------------------------
     3   MICHAEL YEARY            SALARY                 37,500                 187,500
  -------------------------------------------------------------------------------------------
         SUBTOTAL (See Note 1)                           63,750                 318,750
  -------------------------------------------------------------------------------------------
     4   KAREN NICOLAOU           EXP REIMBRMT            1,265                   8,051
  -------------------------------------------------------------------------------------------
     5   MICHAEL YEARY            EXP REIMBRMT            9,577                  15,432
         (See Note 2)
  -------------------------------------------------------------------------------------------
     6   LANE EDENBURN            EXP REIMBRMT               -                      991
  -------------------------------------------------------------------------------------------
     6   TOTAL PAYMENTS TO INSIDERS                      74,592                 342,234
  -------------------------------------------------------------------------------------------

    Note 1: Insiders Salary is reported on line 9, MOR-2. Expense reimbursements for insiders is included in line 11, MOR-2

    Note 2: Although expenses have been accrued into the appropriate accounting periods, current reimbursements include expenses for the period covering April 00 through June 00.

   --------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
   --------------------------------------------------------------------------------------------------------------------------
               NAME                DATE OF COURT          AMOUNT       AMOUNT PAID    TOTAL PAID TO     TOTAL INCURRED
                                 ORDER AUTHORIZING       APPROVED                         DATE          & UNPAID * (1)
                                      PAYMENT
   --------------------------------------------------------------------------------------------------------------------------
      1     ANDREWS & KURTH                                   0               0           165,865             829,003
   --------------------------------------------------------------------------------------------------------------------------
      2     JACKSON WALKER                              105,092         105,092           171,701             150,000
   --------------------------------------------------------------------------------------------------------------------------
      3     MANN FRANKFORT                                                                      -                   -
   --------------------------------------------------------------------------------------------------------------------------
      4     QUANTUM INTERESTS                            62,417  (1)     62,417           204,229                   -
   --------------------------------------------------------------------------------------------------------------------------
      5     HUGHES & LUCE                                67,816          67,816            97,298             150,000
   --------------------------------------------------------------------------------------------------------------------------
      6     BELL & NUNNELLY                              11,372          11,372            22,677              23,000
   --------------------------------------------------------------------------------------------------------------------------
      5     TOTAL PAYMENTS TO PROFESSIONALS             246,697         246,697           541,794           1,152,003
   --------------------------------------------------------------------------------------------------------------------------
         *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.

        (1) Payment for services for the May 16-31, 2000 and June 1-30, 2000 was remitted in June 2000, plus expenses of $2,417.

    --------------------------------------------------------------------------------------------------------
     POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    --------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
            NAME OF CREDITOR           SCHEDULED MONTHLY         AMOUNTS PAID             TOTAL UNPAID
                                       PAYMENTS DUE              DURING MONTH             POSTPETITION
    ------------------------------------------------------------------------------------------------------------
      1
    ------------------------------------------------------------------------------------------------------------
      2
    ------------------------------------------------------------------------------------------------------------
      3
    ------------------------------------------------------------------------------------------------------------
      4
    ------------------------------------------------------------------------------------------------------------
      5
    ------------------------------------------------------------------------------------------------------------
      6     TOTAL
    ------------------------------------------------------------------------------------------------------------
====================================================================================================================================

                              PAGE: 1 OF 1 PAGES

================================================================================

  _________________________________________________    Monthly Operating Report
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

  _________________________________________________        ACCRUAL BASIS - 7
  CASE NUMBER: 00-30748-RCM
  _________________________________________________

  _________________________________________________
                 QUESTIONNAIRE                         MONTH:  JUNE 2000
  _________________________________________________          ______________

  ______________________________________________________________________
                                                             YES    NO
  ______________________________________________________________________
   1  Have any assets been sold or transferred outside the
      normal course of business in this reporting period?            X
  ______________________________________________________________________
   2  Have any funds been disbursed from any account other
      than a debtor in possession account?                           X
  ______________________________________________________________________
   3  Are any postpetition receivables (accounts, notes or
      loans) due from related parties?                               X
  ______________________________________________________________________
   4  Have any payments been made on prepetition
      liabilities this reporting period?                      X
  ______________________________________________________________________
   5  Have any postpetition loans been received by the
      debtor from any party?                                         X
  ______________________________________________________________________
   6  Are any postpetition payroll taxes past due?                   X
  ______________________________________________________________________
   7  Are any postpetition state or federal income taxes
      past due?                                                      X
  ______________________________________________________________________
   8  Are any postpetition real estate taxes past due?               X
  ______________________________________________________________________
   9  Are any other postpetition taxes past due?                     X
  ______________________________________________________________________
  10  Are any amounts owed to postpetition creditors
      delinquent?                                                    X
  ______________________________________________________________________
  11  Have any prepetition taxes been paid during the
      reporting period?                                       X
  ______________________________________________________________________
  12  Are any wage payments past due.                                X
  ______________________________________________________________________

  If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

  In accordance with court order, payment of fifteen thousand eight hundred fifteen and thirty-three cents ($15,815.33) was paid to Vantagesource LLP for tax software maintenace.
  In accordance with court order, a total of three hundred seventy nine dollars and zero cents ($379) was paid for prepetition franchise taxes for Physicians
  Resource Group, Inc. and its affiliated companies.

  ___________________________________
               INSURANCE
  ______________________________________________________________________
                                                             YES    NO
  ______________________________________________________________________
   1  Are workers compensation, general liability and other
      necessary insurance coverages in effect?                X
  ______________________________________________________________________
   2  Are all premium payments paid current.                         X
  ______________________________________________________________________
   3  Please itemized policies below.                        SCHEDULE
                                                             ATTACHED
  ______________________________________________________________________

   If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during the reporting period, provide and explanation below. Attach additional sheets if necessary.


  __________________________________________________________________________
                             INSTALLMENT PAYMENTS
  __________________________________________________________________________

          TYPE OF POLICY           CARRIER     PERIOD             PAYMENT
                                                            ________________
                                               COVERED      AMOUNT FREQUENCY
  __________________________________________________________________________
   1  Property "all risk" except
      policy exclusions            Hartford     12/99 - 12/00 11,673  MNTHLY
  __________________________________________________________________________
   2  Umbrella Liability excess
      of schedule of underlying
      insurance                   TIG Specialty 06/99 - 06/00  48,579  QTRLY
  __________________________________________________________________________

  __________________________________________________________________________



================================================================================

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

   ______________________________________________
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                      RESPONSES TO QUESTIONNAIRE
   ______________________________________________
     CASE NUMBER: 00-30748-RCM                      MONTH:  JUNE 2000
   _______________________________________________        _____________


QUESTIONNAIRE
________________________________________________________________


11  Prepetition taxes
    ____________________________________________________________

          Taxing Authority       Amount Paid        Description

    Pennsylvania Dept of Revenue      379.00  1997 Franchise Tax

                                 -----------
         Total Paid                  $379.00
                                 ===========

Insurance:
________________________________________________________________

 2    Premiums paid currently.
    ____________________________________________________________

    In accordance with the cash management orders, PRG instructed its bank not to honor checks presented after February 01, 2000 dated January 31, 2000 and prior. Included in these outstanding items were $12,200 in checks payable to AON Risk Services of Texas. AON is in the process of re-billing PRG and its subsidiaries. The accounts will be brought current as soon as new invoices are received. Corporate invoices are being paid currently, and PRG has not received notice of cancellation or potential cancellation.

                              PAGE: 1 OF 1 PAGES

      ____________________________________________
       CASE NAME: PHYSICIANS RESOURCE GROUP, INC.         MONTHLY OPERATING REPORT
      ____________________________________________
       CASE NUMBER: 00-30748-RCM                          SCHEDULE OF INSURANCE COVERAGE
      ____________________________________________
                                                             MONTH:   JUNE 2000
                                                                   _____________

                                                                                POLICY PERIOD                           LIMIT OF
                                                                           -------------------------
              TYPE OF COVERAGE                         CARRIER             INCEPTION      EXPIRATION      PREMIUM:      LIABILITY
__________________________________________________________________________________________________________________________________
 1  Directors, Officers and Corporate Liability   National Union Fire       20-Apr-99      20-Apr-00     $ 724,000    $10,000,000
         (Renewal and Extension)                  Insur Co of
                                                  Pittsburgh, PA

 2 Directors, Officers and Corporate Liability    National Union Fire       20-Apr-00      20-Apr-01     $ 450,000    $10,000,000
     (One year extension of coverage)             Insur Co of
                                                  Pittsburgh, PA

 3 Directors, Officers and Corporate Liability    National Union Fire       20-Apr-01      20-Apr-07     $ 450,000    $10,000,000
      (Six year run off.)                         Insur Co of
                                                  Pittsburgh, PA

 4

 5 Commercial Crime                               National Union Fire       20-Apr-99      20-Apr-00     $  15,591    $ 5,000,000
      (Note 2)                                    Insur Co of
                                                  Pittsburgh, PA

 6 Workers Compensation - Standard forms;         Hartford Insurance Co/    31-Dec-99      31-Dec-00     $  28,259    $ 1,000,000
   Extended Broad Form endorsement where          Hartford Mid West Insur
   applicable

 7 Auto Standard Forms & Broad Form Auto          Hartford Insurance Co     31-Dec-99      31-Dec-00     $   2,300    $ 1,000,000
   Endorsement

 8 Property                                       Hartford Insurance Co     31-Dec-99      31-Dec-00     $ 140,073    $43,835,755

 9 Umbrella Liability                             TIG Specialty Insurance   01-Jun-99      01-Jun-00     $ 185,061    $10,000,000

   Note 1: Policy has been extended for a period of one year on terms substantailly the same as the expiring coverage.

   Note 2: Policy has been extended for a period of approximately thirty days pending completion of negotiations with the underwriter.

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